UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	January 19, 2018

DIGITAL TURBINE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35958	22-2267658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 San Antonio Street, #160, Austin, TX 78701

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	512 387 7717

1300 Guadalupe Street, Suite 302, Austin, TX 78701

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Presented below are the voting results for the proposals (described in detail in the Definitive Proxy Statement of Digital Turbine, Inc. filed with the Securities and Exchange Commission on December 21, 2017, the relevant portions of which are incorporated herein by reference) submitted to our stockholders at the Annual Meeting of Stockholders of Digital Turbine, Inc. (the "Company" or "our") held on January 19, 2018 (the "Annual Meeting").

At of the close of business on November 21, 2017, the record date for the Annual Meeting, a total of 72,045,940 shares of our common stock and 100,000 shares of our Series A preferred stock (the "Preferred Stock") were outstanding. The Preferred Stock is convertible into 20,000 shares of common stock and is entitled to vote together with the common stock as a single class (on an as-converted to common stock basis) on any matters submitted to the holders of the Company's common stock.

At the Annual Meeting, stockholders representing 53,477,446 shares or 74.25% of the common stock were present in person or by proxy, and therefore, a quorum was present for the purposes of the Annual Meeting.

Proposal 1	The following nominees were elected by a plurality of the shares present in person or represented by proxy at the Annual Meeting to serve until our 2019 annual meeting of stockholders with the following vote:

Nominee	For	Withheld

Robert Deutschman	22,446,249	4,828,825
Mohan Gyani	26,981,739	293,335
Jeffrey Karish	26,981,839	293,235
Christopher Rogers	22,468,092	4,806,982
Paul Schaeffer	22,466,994	4,808,080
William G. Stone III	26,981,744	293,330

Proposal 2	The non-binding advisory resolution approving the compensation of the Company's named executive officers, commonly referred to as "say-on-pay", was approved with the following vote:

For	Against	Abstain	Broker Non-votes
26,665,645	570,884	38,545	26,202,372

Proposal 3	The issuance, in accordance with Nasdaq Marketplace Rules 5635(b) and 5635(d), of shares of the Company's common stock issuable upon the conversion of 8.75% Convertible Senior Notes due 2020 and exercise of warrants issued in a private placement transaction in September 2016, as amended and supplemented in January and May 2017, was approved with the following vote:

For	Against	Abstain	Broker Non-votes
27,089,517	174,560	10,997	26,202,372

Proposal 4:	The appointment of SingerLewak LLP as the Company's independent registered public accounting firm for fiscal year ending March 31, 2018, was ratified with the following vote:

For	Against	Abstain	Broker Non-votes
50,466,108	2,946,077	65,261	0

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 19, 2018	Digital Turbine, Inc.

/s/ Barrett Garrison
By: Barrett Garrison
Its: Executive Vice President, Chief Financial Officer

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